                                                                    EXHIBIT 99.3

CASE NAME:     KEVCO HOLDING, INC.                                 ACCRUAL BASIS

CASE NUMBER:   401-40785-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                      TREASURER
---------------------------------------         --------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                        JULY 18, 2002
---------------------------------------         --------------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------         --------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                        JULY 18, 2002
---------------------------------------         --------------------------------
Printed Name of Preparer                                      Date

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:    401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                 SCHEDULED             MONTH                   MONTH               MONTH
ASSETS                                            AMOUNT              APR-02                  MAY-02              JUN-02
------                                          -----------         -----------            -----------          -----------
1.  Unrestricted Cash                                   232                   0                      0                    0
2.  Restricted Cash
3.  Total Cash                                          232                   0                      0                    0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                   0                   0                      0                    0
9.  Total Current Assets                                232                   0                      0                    0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                       0                   0                      0                    0
13. Due From Insiders
14. Other Assets - Net of Amortization           95,356,800                   0                      0                    0
15. Other (Attach List)                          14,496,631          14,496,631             14,496,631           14,496,631
16. Total Assets                                109,853,663          14,496,631             14,496,631           14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                       0                      0                    0
23. Total Post Petition Liabilities                                           0                      0                    0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                      75,885,064          13,768,129             13,858,277           13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                         328,039,345         321,188,722            321,188,722          321,188,722
28. Total Pre Petition Liabilities              403,924,409         334,956,851            335,046,999          335,134,238
29. Total Liabilities                           403,924,409         334,956,851            335,046,999          335,134,238

EQUITY

30. Pre Petition Owners' Equity                                    (294,070,746)          (294,070,746)        (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                       (88,505,859)           (88,505,859)         (88,505,859)
32. Direct Charges To Equity (FOOTNOTE)                              62,116,385             62,026,237           61,938,998
33. Total Equity                                                   (320,460,220)          (320,550,368)        (320,637,607)
34. Total Liabilities and Equity                                     14,496,631             14,496,631           14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
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



CASE NAME:       KEVCO HOLDING, INC.                             SUPPLEMENT TO

CASE NUMBER:     401-40785-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                  SCHEDULED            MONTH             MONTH           MONTH
ASSETS                                              AMOUNT            APR-02            MAY-02          JUN-02
------                                           -----------       -----------       -----------      -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                               0                 0                 0                0

A.  Goodwill: SSS                                  6,097,280
B.  Goodwill: Bowen                               13,569,437
C.  Goodwill: BTE                                  1,657,846
D.  Goodwill: Shelter                             74,032,237
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                            95,356,800                 0                 0                0

A.  Investment in Subsidiaries                    14,496,631        14,496,631        14,496,631       14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                     14,496,631        14,496,631        14,496,631       14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                        0                 0                0

PRE PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)                 199,539,345       192,688,722       192,688,722      192,688,722
B.  10 3/8% Senior Sub. Notes                    105,000,000       105,000,000       105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                   23,500,000        23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                            328,039,345       321,188,722       321,188,722      321,188,722

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40785-BJH-11




INCOME STATEMENT
                                                      MONTH               MONTH              MONTH             QUARTER
REVENUES                                              APR-02             MAY-02             JUN-02              TOTAL
--------                                              ------             ------             ------            ---------
1.  Gross Revenues                                                                                               0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                        0                  0                  0                   0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost Of Goods Sold                           0                  0                  0                   0
8.  Gross Profit                                       0                  0                  0                   0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                               0
10. Selling & Marketing                                                                                          0
11. General & Administrative                                                                                     0
12. Rent & Lease                                                                                                 0
13. Other (Attach List)                                                                                          0
14. Total Operating Expenses                           0                  0                  0                   0
15. Income Before Non-Operating
    Income & Expense                                   0                  0                  0                   0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                    0                  0                  0                   0
17. Non-Operating Expense (Att List)                   0                  0                  0                   0
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                0                  0                  0                   0
22. Net Other Income & Expenses                        0                  0                  0                   0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                            0
24. U.S. Trustee Fees                                                                                            0
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                      0                  0                  0                   0
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                  0                  0                  0                   0

This form    does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11


CASH RECEIPTS AND                                             MONTH                MONTH               MONTH               QUARTER
DISBURSEMENTS                                                APR-02               MAY-02              JUN-02                TOTAL
-------------                                                ------               ------              ------              ---------

1.  Cash - Beginning Of Month                                    0                    0                   0                     0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                                 0                    0                   0                     0
10. Total Receipts                                               0                    0                   0                     0
11. Total Cash Available                                         0                    0                   0                     0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                                          0                    0                   0                     0
26. Total Operating Disbursements                                0                    0                   0                     0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                          0                    0                   0                     0
32. Net Cash Flow                                                0                    0                   0                     0
33. Cash - End of Month                                          0                    0                   0                     0

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



CASE NAME:        KEVCO HOLDING, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:      401-40785-BJH-11

                                                       SCHEDULED            MONTH                   MONTH                  MONTH
ACCOUNTS RECEIVABLE AGING                               AMOUNT              APR-02                  MAY-02                 JUN-02
-------------------------                              ---------            ------                  ------                 ------

1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                                0                   0                      0                      0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                0                   0                      0                      0


AGING OF POST PETITION                                          MONTH: June-02
TAXES AND PAYABLES                                                    ---------

                                  0 - 30             31 - 60             61 - 90               91 +
TAXES PAYABLE                      DAYS               DAYS                 DAYS                DAYS              TOTAL
-------------                     ------             -------             -------               ----              -----
1.  Federal                                                                                                         0
2.  State                                                                                                           0
3.  Local                                                                                                           0
4.  Other (Attach List)              0                   0                    0                  0                  0
5.  Total Taxes Payable              0                   0                    0                  0                  0
6.  Accounts Payable                                                                                                0

                                                               MONTH: June-02
                                                                     ---------
STATUS OF POST PETITION TAXES

                                          BEGINNING TAX       AMOUNT WITHHELD                                     ENDING TAX
FEDERAL                                     LIABILITY*         AND/OR ACCRUED              (AMOUNT PAID)          LIABILITY
-------                                   -------------       ----------------             -------------          ----------
1.  Withholding **                                                                                                     0
2.  FICA - Employee **                                                                                                 0
3.  FICA - Employer **                                                                                                 0
4.  Unemployment                                                                                                       0
5.  Income                                                                                                             0
6.  Other (Attach List)                            0                     0                      0                      0
7.  Total Federal Taxes                            0                     0                      0                      0

STATE AND LOCAL

8.  Withholding                                                                                                        0
9.  Sales                                                                                                              0
10. Excise                                                                                                             0
11. Unemployment                                                                                                       0
12. Real Property                                                                                                      0
13. Personal Property                                                                                                  0
14. Other (Attach List)                                                                                                0
15. Total State And Local                          0                     0                      0                      0
16. Total Taxes                                    0                     0                      0                      0

 * The beginning tax liability should represent the liability from the prior onth or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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



CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: June-02
                                                                     ---------

BANK RECONCILIATIONS                       Account # 1       Account # 2
--------------------                       -----------       -----------
A.  BANK:                                                                     Other Accounts               TOTAL
B.  ACCOUNT NUMBER:                                                            (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                0
2.  Add: Total Deposits Not Credited                                                                          0
3.  Subtract: Outstanding Checks                                                                              0
4.  Other Reconciling Items                                                                                   0
5.  Month End Balance Per Books                                                                               0
6.  Number of Last Check Written


INVESTMENT ACCOUNTS

                                                            DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER                               OF PURCHASE        INSTRUMENT        PURCHASE PRICE     CURRENT VALUE
---------------------------                               -----------        ----------        --------------     -------------

7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                   0                  0

CASH

12. Currency On Hand                                                                                                       0
13. Total Cash - End of Month                                                                                              0

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



CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:   401-40785-BJH-11
                                                                MONTH: June-02
                                                                      ---------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                     TYPE OF            AMOUNT         TOTAL PAID
             NAME                                                    PAYMENT             PAID            TO DATE
             ----                                                    -------            ------         ----------

1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                                             0               0


                                  PROFESSIONALS

                                                    DATE OF
                                                  COURT ORDER                                              TOTAL
                                                  AUTHORIZING          AMOUNT     AMOUNT     TOTAL PAID   INCURRED
             NAME                                  PAYMENT             APPROVED    PAID       TO DATE     & UNPAID*
             ----                                 -----------          --------   ------     ----------   ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                                        0        0              0           0

     * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                                SCHEDULED      AMOUNTS        TOTAL
                                                 MONTHLY        PAID         UNPAID
      NAME OF CREDITOR                          PAYMENTS       DURING         POST
                                                   DUE          MONTH       PETITION
      ----------------                         ------------    -------     ----------
1.  Bank of America                                                0       13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                          0               0       13,945,516

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



CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11
                                                              MONTH:   June-02
QUESTIONNAIRE                                                        ---------

                                                                                                            YES            NO
                                                                                                            ---            --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                  X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                              X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                         X

5.  Have any Post Petition Loans been received by the debtor from any party?                                               X

6.  Are any Post Petition Payroll Taxes past due?                                                                          X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                          X

8.  Are any Post Petition Real Estate Taxes past due?                                                                      X

9.  Are any other Post Petition Taxes past due?                                                                            X

10. Are any amounts owed to Post Petition creditors delinquent?                                                            X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                     X

12. Are any wage payments past due?                                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                                            YES            NO
                                                                                                            ---            --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?          X

2.  Are all premium payments paid current?                                                                   X

3.  Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                                   INSTALLMENT PAYMENTS

  TYPE OF POLICY                  CARRIER                    PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
  --------------                  -------                    --------------              --------------------------
General Liability             Aon Risk Services                3/1/02-9/1/02             Semi-Annual           $98,598
D&O Liability                 Great American Ins.           11/1/2001-10/31/2004         Annual                $64,657


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



CASE NAME:     KEVCO HOLDING, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40785-BJH-11                             ACCRUAL BASIS

                                                            MONTH:    June-02
                                                                   ------------


ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER   FOOTNOTE / EXPLANATION
------    -----------   ----------------------
 1             24       The direct charges to equity are due to the secured debt reductions pursuant to sales of
 1             32       Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of
                        Kevco Distribution, as well as direct cash payments. The secured debt owed to
                        Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.


 1             27A      Intercompany payables are to co-debtors Kevco Management Co. (Case No. 401-40788-BJH-11),
                        Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                        401-40784-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco, Inc. (Case No.
                        401-40783-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), and Kevco Components, Inc.
                        (Case No. 401-40790-BJH-11).